SECURITIES PURCHASE AGREEMENT FOR 10% PROMISSORY NOTE

This SECURITIES PURCHASE AGREEMENT (the “Agreement”), dated as of July 20, 2015, by and between LIFELOGGER TECHNOLOGIES CORP., a Nevada corporation, located at 11380 Prosperity Farms Road, Suite 221E, Palm Beach Gardens, Florida 33410 (the “Company”), and Glamis Capital SA, with an address of Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH 96960, Marshall Islands (the “Buyer”).

WHEREAS:

A. The Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by the rules and regulations as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”); and

B. Buyer desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, a 10% promissory note of the Company, in the principal amount of $200,000.00, attached as Exhibit “A” hereto, upon the terms and subject to the limitations and conditions set forth in that certain promissory note issued on the same date as this Agreement (the “Note”). The Note shall be paid for by the Buyer as set forth herein.

NOW THEREFORE, the Company and the Buyer hereby agree as follows:

1. Purchase and Sale of Note.

a. Purchase of Note. On the Closing Date (as defined below), the Company shall issue and sell to the Buyer and the Buyer agrees to purchase from the Company such principal amount of Note as is set forth immediately below the Buyer’s name on the signature pages hereto, subject to the express terms of the Note.

b. Form of Payment. The total purchase price of the Note shall be $200,000.00. On the Closing Date (as defined below), (i) the Buyer shall pay the purchase price for the first tranche of the Note, which is equal to $70,000.00, by wire transfer of immediately available funds to the Company, in accordance with the Company’s written wiring instructions, against delivery of the Note, and (ii) the Company shall deliver such duly executed Note on behalf of the Company, to the Buyer. Buyer shall pay the remaining $130,000.00 of the purchase price within 45 days after the Closing Date, as further described in the Note, in accordance with the Company’s written wiring instructions.

c. Closing Date. The date and time of the issuance and sale of the Note pursuant to this Agreement shall be on or before July 20, 2015 (the “Closing Date”), or such other mutually agreed upon time. The closing of the transactions contemplated by this Agreement (the “Closing”) shall occur on the Closing Date at such location as may be agreed to by the parties.

2. Buyer’s Representations and Warranties. The Buyer represents and warrants to the Company that:

a. Investment Purpose. As of the date hereof, the Buyer is purchasing the Note (the “Securities”) for its own account and not with a present view towards the public sale or distribution thereof, except pursuant to sales registered or exempted from registration under the 1933 Act; provided, however, that by making the representations herein, the Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

b. Accredited Investor Status. The Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D (an “Accredited Investor”).

c. Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance upon specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Securities.

d. Information. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Buyer or its advisors. The Buyer and its advisors, if any, have been, and for so long as the Note remain outstanding will continue to be, afforded the opportunity to ask questions of the Company. Notwithstanding the foregoing, the Company has not disclosed to the Buyer any material nonpublic information and will not disclose such information unless such information is disclosed to the public prior to or promptly following such disclosure to the Buyer. Neither such inquiries nor any other due diligence investigation conducted by Buyer or any of its advisors or representatives shall modify, amend or affect Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. The Buyer understands that its investment in the Securities involves a significant degree of risk. The Buyer is not aware of any facts that may constitute a breach of any of the Company’s representations and warranties made herein.

e. Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed upon or made any recommendation or endorsement of the Securities.

f. Transfer or Re-sale. The Buyer understands that (i) the sale or re-sale of the Securities has not been and is not being registered under the 1933 Act or any applicable state securities laws, and the Securities may not be transferred unless (a) the Securities are sold pursuant to an effective registration statement under the 1933 Act, (b) the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in comparable transactions to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration, which opinion shall be accepted by the Company, (c) the Securities are sold or transferred to an “affiliate” (as defined in Rule 144 promulgated under the 1933 Act (or a successor rule) (“Rule 144”)) of the Buyer who agrees to sell or otherwise transfer the Securities only in accordance with this Section 2(f) and who is an Accredited Investor, (d) the Securities are sold pursuant to Rule 144, or (e) the Securities are sold pursuant to Regulation S under the 1933 Act (or a successor rule) (“Regulation S”), and the Buyer shall have delivered to the Company, at the cost of the Buyer, an opinion of counsel that shall be in form, substance and scope customary for opinions of counsel in corporate transactions, which opinion shall be accepted by the Company; (ii) any sale of such Securities made in reliance on Rule 144 may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any re-sale of such Securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither the Company nor any other person is under any obligation to register such Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder (in each case). Notwithstanding the foregoing or anything else contained herein to the contrary, the Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.

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g. Legends. The Buyer understands that the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for such Securities), until the Securities are registered or sold pursuant to valid exemption under the federal and state securities laws:

“NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A, OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

The legend set forth above shall be removed and the Company shall issue the Securities without such legend to the holder of any Securities upon which it is stamped, if, unless otherwise required by applicable state securities laws, (a) such Securities are registered for sale under an effective registration statement filed under the 1933 Act or otherwise may be sold pursuant to Rule 144 or Regulation S without any restriction as to the number of securities as of a particular date that can then be immediately sold, or (b) such holder provides the Company with an opinion of counsel, in form, substance and scope customary for opinions of counsel in comparable transactions, to the effect that a public sale or transfer of such Securities may be made without registration under the 1933 Act, which opinion shall be accepted by the Company so that the sale or transfer is effected. The Buyer agrees to sell all Securities, including those represented by a certificate(s) from which the legend has been removed, if applicable, in compliance with applicable prospectus delivery requirements, if any.

h. Authorization; Enforcement. This Agreement has been duly and validly authorized. This Agreement has been duly executed and delivered on behalf of the Buyer, and this Agreement constitutes a valid and binding agreement of the Buyer enforceable in accordance with its terms.

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3. Representations and Warranties of the Company. The Company represents and warrants to the Buyer that:

a. Organization and Qualification. The Company and each of its subsidiaries, if any, is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.

b. Authorization; Enforcement. (i) The Company has all requisite corporate power and authority to enter into and perform this Agreement, the Note and to consummate the transactions contemplated hereby and thereby and to issue the Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Note by the Company and the consummation by it of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Note) have been duly authorized by the Company’s Board of Directors and no further consent or authorization of the Company, its Board of Directors, or its shareholders is required, (iii) this Agreement has been duly executed and delivered by the Company by its authorized representative, and such authorized representative is the true and official representative with authority to sign this Agreement and the other documents executed in connection herewith and bind the Company accordingly, and (iv) this Agreement constitutes, and upon execution and delivery by the Company of the Note, each of such instruments will constitute, a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms.

c. No Conflicts. The execution, delivery and performance of this Agreement, the Note by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws, or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect). All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

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4. Governing Law; Miscellaneous.

a. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Florida regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in a state or federal court located in Palm Beach County, Florida. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The Company and Buyer waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

b. Counterparts; Signatures by Facsimile. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party.

c. Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

d. Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

e. Entire Agreement; Amendments. This Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the parties.

f. Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be:

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If to Company:	LIFELOGGER TECHNOLOGIES CORP.
11380 Prosperity Farms Road, Suite 221E
Palm Beach Gardens, Florida 33410
Attention: Stewart Garner, Chief Executive Officer
Telephone: 1-844-Lifelog

With a Copy to:	LEGAL & COMPLIANCE, LLC
330 Clematis Street, Suite 217
West Palm Beach, Florida 33401
Attention: Laura E. Anthony, Esq.
Telephone: (561) 514-0936
Facsimile: (561) 514-0832

If to the Holder:	GLAMIS CAPITAL SA
Trust Company Complex
Ajeltake Road, Ajeltake Island
Majuro, MH 96960
Marshall Islands
Attention: Anthony Killarney
Facsimile: + 41 22 761 44 89

Each party shall provide notice to the other party of any change in address.

g. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor the Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other.

h. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

i. Survival. The representations and warranties of the Company and the agreements set forth in this Agreement shall survive the closing hereunder.

j. Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

[Signatures on Following Page]

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Agreement to be duly executed as of the date first above written.

LIFELOGGER TECHNOLOGIES CORP.

By:	/s/ Stewart Garner
Name:	Stewart Garner
Title:	Chief Executive Officer

GLAMIS CAPITAL SA

By:	/s/ Anthony Killarney
Name:	Anthony Killarney
Title:	Director

Aggregate Purchase Price: $200,000.00

Aggregate Principal Amount of Note: $200,000.00

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EXHIBIT A
(see attached)

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NEITHER THE ISSUANCE NOR SALE OF THE SECURITIES REPRESENTED BY THIS NOTE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144, RULE 144A OR REGULATION S UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

Principal Amount: $200,000.00	Issue Date: July 20, 2015

10% PROMISSORY NOTE

FOR VALUE RECEIVED, Lifelogger Technologies Corp., a Nevada corporation (the “Company”), hereby promises to pay to the order of Glamis Capital SA, or registered assigns (the “Holder”), the principal amount set forth above (the “Principal Amount”), and to pay interest on the outstanding Principal Amount at the rate of ten percent 10% per annum (the “Note”). The Holder shall pay to the Company at least $70,000.00 of the Principal Amount on the issuance date of the Note set forth above (the “Issue Date”), and the remaining $130,000.00 of the Principal Amount to the Company within 45 days after the Issue Date. Any amount of principal or interest on this Note which is not paid by the respective Maturity Date (as defined below) shall bear interest at the rate of fourteen percent (14%) per annum from the Maturity Date until the same is paid (“Default Interest”). Interest shall be computed on the basis of a 365-day year and the actual number of days elapsed, provided that any payment otherwise due on a Saturday, Sunday or legal Bank holiday may be paid on the following business day. THE PRINCIPAL SUM DUE TO THE HOLDER SHALL BE PRORATED BASED ON THE CONSIDERATION ACTUALLY PAID BY THE HOLDER, AS WELL AS THE APPLICABLE INTEREST, SUCH THAT THE ISSUER IS ONLY REQUIRED TO REPAY THE AMOUNT FUNDED AND THE ISSSUER IS NOT REQUIRED TO REPAY ANY UNFUNDED PORTION OF THIS NOTE. The maturity date for each tranche shall be one (1) year from the effective date of each payment by Holder (each a “Maturity Date”), and is the date upon which the principal sum of each respective tranche, as well as any unpaid interest and other fees relating to that respective tranche, shall be due and payable. All payments due hereunder, shall be made in lawful money of the United States of America.

1. Transfers of Note to Comply with the 1933 Act. The Holder agrees that this Note may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows: (a) to a person whom the Note may legally be transferred without registration and without delivery of a current prospectus under the 1933 Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 1 with respect to any resale or other disposition of the Note; or (b) to any person upon delivery of a prospectus then meeting the requirements of the 1933 Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

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2. Right of Prepayment, and Mandatory Pay Back Period.

(a)	Right of Prepayment. The Company may prepay any amount of the Note, at any time.

(b)	Mandatory Pay Back Period. Notwithstanding any other provision of this Note, the Company shall pay all amounts outstanding under this Note within a reasonable time after the Company successfully closes a future financing of at least $1,000,000.00. For the avoidance of doubt, a successful closing shall mean that the Company has finalized and secured the above described financing of at least $1,000,000.00, received the entire amount of the funds, and has full and unfettered access to such funds.

3. Waiver and Consent. To the fullest extent permitted by law and except as otherwise provided herein, the Company waives demand, presentment, protest, notice of dishonor, suit against or joinder of any other person, and all other requirements necessary to charge or hold the Company liable with respect to this Note.

4. Representations and Warranties. The Company represents and warrants to the Holder that:

(a)	such party is duly organized, validly existing and in good standing (if applicable) under the laws of the jurisdiction of its organization;

(b)	such party has authority to own its property and assets and to carry on its business as now conducted, except, in each case, where the failure to do so, or so possess, individually or in the aggregate would not reasonably be expected to result in a material adverse effect;

(c)	such party has all requisite organizational power and authority to execute and deliver and perform all its obligations under this Note;

(d)	such party is qualified to do business in, and is in good standing (where such concept exists) in, every jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to be so qualified or in good standing individually or in the aggregate would not reasonably be expected to result in a material adverse effect;

(e)	the transactions contemplated hereby is within such party’s organizational powers and have been duly authorized by all necessary corporate or limited liability company action;

(f)	this Note has been duly executed and delivered by such party and constitutes a legal, valid and binding obligation of such party, enforceable in accordance with its terms; and

(g)	the transactions to be entered into and contemplated by this Note (a) do not require any consent or approval of, registration or filing with, or any other action by, any governmental authority, (b) will not (i) violate any applicable law or (ii) the organizational documents, bylaws, charter, operating agreement, certificate of formation or certificate of incorporation of such party, (c) will not violate or result in a default under any indenture or any other agreement, instrument or other evidence of indebtedness, and (d) will not result in the creation or imposition of any lien on any asset of such party.

5. Remedies Upon Default. In the event that the Company defaults on its payment obligations under this Note, the Holder may proceed to protect and enforce its rights and remedies under this Note by suit in equity, action at law or other appropriate proceeding, whether for the specific performance of any covenant or agreement contained in this Note and proceed to enforce the payment thereof or any other legal or equitable right of the Holder.

6. Cancellation of Note. Upon the repayment by the Company of all of its obligations hereunder to the Holder, including, without limitation, the principal amount of this Note, plus accrued but unpaid interest, the indebtedness evidenced hereby shall be deemed canceled and paid in full. Payments received by the Holder hereunder shall be applied first against interest accrued on this Note, and next in reduction of the outstanding principal balance of this Note.

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7. Severability. If any provision of this Note is, for any reason, invalid or unenforceable, the remaining provisions of this Note will nevertheless be valid and enforceable and will remain in full force and effect. Any provision of this Note that is held invalid or unenforceable by a court of competent jurisdiction will be deemed modified to the extent necessary to make it valid and enforceable and as so modified will remain in full force and effect.

8. Amendment and Waiver. This Note, or any provision of this Note, may only be amended or waived if set forth in a writing executed by the Company and Holder. The waiver by Holder of a breach of any provision of this Note shall not operate or be construed as a waiver of any other breach.

9. Successors. Except as otherwise provided herein, this Note shall bind and inure to the benefit of and be enforceable by the Holder and its permitted successors and assigns.

10. Assignment. This Note shall not be directly or indirectly assignable or delegable by the Company. The Holder may only assign a portion, or all, of this Note, if the Company agrees to such assignment in a writing executed by the Company.

11. Further Assurances. The Company will execute all documents and take such other actions as the Holder may reasonably request in order to consummate the transactions provided for herein and to accomplish the purposes of this Note.

12. Notices, Consents, etc. Any notices, consents, waivers or other communications required or permitted to be given under the terms hereof must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) trading day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses for such communications shall be:

If to Company:	LIFELOGGER TECHNOLOGIES CORP.
11380 Prosperity Farms Road, Suite 221E
Palm Beach Gardens, Florida 33410
Attention: Stewart Garner, Chief Executive Officer
Telephone: 1-844-Lifelog

With a Copy to:	LEGAL & COMPLIANCE, LLC
330 Clematis Street, Suite 217
West Palm Beach, Florida 33401
Attention: Laura E. Anthony, Esq.
Telephone: (561) 514-0936
Facsimile: (561) 514-0832

If to the Holder:	GLAMIS CAPITAL SA
Trust Company Complex
Ajeltake Road, Ajeltake Island
Majuro, MH 96960
Marshall Islands
Attention: Anthony Killarney
Facsimile: + 41 22 761 44 89

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or at such other address and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party three (3) trading days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a nationally recognized overnight delivery service, shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

13. Governing Law. All questions concerning the construction, validity and interpretation of this Note and any and all disputes or controversies arising out of the subject matter hereof (whether by contract, tort or otherwise) shall be governed by and construed in accordance with the domestic laws of the State of Florida, without giving effect to any choice of law or conflict of law provision that would cause the application of the laws of any jurisdiction other than the State of Florida.

14. Jurisdiction. EACH PARTY HERETO AGREES THAT JURISDICTION AND VENUE IN ANY ACTION BROUGHT BY THE HOLDER PURSUANT TO THIS NOTE SHALL PROPERLY (BUT NOT EXCLUSIVELY) LIE IN ANY FEDERAL OR STATE COURT LOCATED IN PALM BEACH COUNTY, FLORIDA. BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH PARTY HERETO IRREVOCABLY SUBMITS TO THE JURISDICTION OF SUCH COURTS FOR ITSELF AND IN RESPECT OF ITS PROPERTY WITH RESPECT TO SUCH ACTION. EACH PARTY HERETO IRREVOCABLY AGREES THAT VENUE WOULD BE PROPER IN SUCH COURT, AND HEREBY WAIVES ANY OBJECTION THAT SUCH COURT IS AN IMPROPER OR INCONVENIENT FORUM FOR THE RESOLUTION OF SUCH ACTION. EACH PARTY HERETO FURTHER AGREES THAT THE MAILING BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, OF ANY PROCESS REQUIRED BY ANY SUCH COURT SHALL CONSTITUTE VALID AND LAWFUL SERVICE OF PROCESS AGAINST THEM, WITHOUT NECESSITY FOR SERVICE BY ANY OTHER MEANS PROVIDED BY STATUTE OR RULE OF COURT.

15. No Inconsistent Agreements. No party hereto will hereafter enter into any agreement, which is inconsistent with the rights granted to the Holder in this Note.

16. Third Parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give to any person or entity, other than the Holder and its permitted successor and assigns, any rights or remedies under or by reason of this Note.

17. Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS NOTE. EACH PARTY HERETO CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE HOLDER HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE HOLDER WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (B) EACH PARTY HERETO UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) EACH PARTY HERETO MAKES THIS WAIVER VOLUNTARILY, AND (D) EACH PARTY HERETO HAS BEEN INDUCED TO ENTER INTO THIS NOTE BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.

18. Entire Agreement. This Note (including any recitals hereto) set forth the entire understanding of the parties with respect to the subject matter hereof, and shall not be modified or affected by any offer, proposal, statement or representation, oral or written, made by or for any party in connection with the negotiation of the terms hereof, and may be modified only by instruments signed by all of the parties hereto.

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IN WITNESS WHEREOF, this Note is executed by the undersigned as of the Issue Date.

LIFELOGGER TECHNOLOGIES CORP.

By:
Name:	Stewart Garner
Title:	Chief Executive Officer

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